EXHIBIT 10.24b
FIRST AMENDMENT
TO THE
KAR AUCTION SERVICES, INC.
2009 OMNIBUS STOCK AND INCENTIVE PLAN

The KAR Auction Services, Inc. 2009 Omnibus Stock and Incentive Plan (as amended June 10, 2014) (the “Plan”) is amended to specify the treatment of certain Awards in the event of a Participant’s Disability or death, in the following particulars, as of October 27, 2015 with respect to Awards outstanding under the Plan on and after such date:

1.    By deleting the phrase “Disability or the death” from Section 7(g)(2) of the Plan and inserting the following new Section 7(g)(4) of the Plan immediately after Section 7(g)(3):
(4) Notwithstanding anything to the contrary in an Award Agreement, in the event of the termination of a Participant’s employment or service on account of Disability or the death of the Participant, all outstanding Options held by the Participant shall immediately vest in full (to the extent not previously vested) and all outstanding Options shall remain exercisable until the date that is one (1) year after such termination, on which date they shall expire; provided, however, that any of the foregoing Options whose vesting is subject to the achievement of a Performance Goal will remain subject to the satisfaction of such Performance Goal requirement and will only vest if, when and to the extent that such Performance Goal is satisfied in accordance with the terms of the Option and will thereafter be exercisable for one year following the date, if any, that such Performance Goal is satisfied in accordance with the terms of the Option. Notwithstanding the foregoing, no Option shall be exercisable after the expiration of its term.
2.     By inserting the following new Section 8(e)(3) immediately after Section 8(e)(2):
(3) Notwithstanding anything to the contrary in an Award Agreement and notwithstanding the foregoing, in the event of the termination of a Participant’s employment or service on account of Disability or the death of the Participant, all outstanding Free Standing Rights held by the Participant shall immediately vest in full (to the extent not previously vested) and all outstanding Free Standing Rights shall remain exercisable until the date that is one (1) year after such termination, on which date they shall expire; provided, however, that any of the foregoing Free Standing Rights whose vesting is subject to the achievement of a Performance Goal will remain subject to the satisfaction of such Performance Goal requirement and will only vest if, when and to the extent that such Performance Goal is satisfied in accordance with the terms of the Free Standing Right and will thereafter be exercisable for one year following the date, if any, that such Performance Goal is satisfied in accordance with the terms of the Free Standing Right. Notwithstanding the foregoing, no Free Standing Right shall be exercisable after the expiration of its term.
3.     By inserting the following new Section 9(c)(4) immediately after Section 9(c)(3):
(4) Notwithstanding anything to the contrary in an Award Agreement and notwithstanding the foregoing, in the event of the termination of a Participant’s employment or service on account of Disability or the death of the Participant, all outstanding Restricted Shares held by the Participant shall immediately vest in full to the extent not previously vested; provided however, that any of the foregoing Restricted Shares whose vesting is subject to the achievement of a Performance Goal will remain subject to the satisfaction of such Performance Goal requirement and will only vest if, when and to the extent that such Performance Goal is satisfied in accordance with the terms of the Award.
4.     By inserting the following new Section 10(c) immediately after Section 10(b):
(c) Notwithstanding anything to the contrary in an Award Agreement and notwithstanding the foregoing, in the event of the termination of a Participant’s employment or service on account of Disability or the death of the Participant, all outstanding Share-Based Awards held by the Participant shall immediately vest in full to the extent not previously vested; provided however, that any of the foregoing Share-Based Awards whose vesting is subject to the achievement of a Performance Goal will remain subject to the satisfaction of such Performance Goal requirement and will only vest if, when and to the extent that such Performance Goal is satisfied in accordance with the terms of the Award.